Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Three
The Director M
Wells Fargo Director M

Supplement Dated July 22, 2020 to your Prospectus Dated May 1, 2020

Additional Funding Option

Effective September 21, 2020, the Hartford MidCap HLS Fund is added to your Contract as additional investment option.

In section II of Appendix A, the following information is added to each table in alphabetical order under Hartford Series Fund, Inc. for the Contract(s):

Fundings Options	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford MidCap HLS Fund	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

Reorganization

The Boards of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. approved an Agreement and Plan of Reorganization (“Reorganization”), that provides for the reorganization of each Acquired Fund identified below (each an "Acquired Fund") into the corresponding Acquiring Fund identified below (each an "Acquiring Fund") (each a "Reorganization" and collectively, the "Reorganizations"). Each Reorganization is expected to close after the close of business on or about the dates set forth below under the heading Reorganization Date (each a "Reorganization Date").

Acquired Funds	Acquiring Funds	Closing Date	Reorganization Date
Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	September 16, 2020	September 18, 2020
Hartford Growth Opportunities HLS Fund	Hartford Disciplined Equity HLS Fund	September 16, 2020	September 18, 2020
Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	September 16, 2020	September 18, 2020
Hartford MidCap Value HLS Fund	Hartford MidCap HLS Fund	September 16, 2020	September 18, 2020
Hartford Value HLS Fund	Hartford Dividend and Growth HLS Fund	September 16, 2020	September 18, 2020
Hartford High Yield HLS Fund	Hartford Total Return Bond HLS Fund	September 23, 2020	September 25, 2020
Hartford U.S. Government Securities HLS Fund	Hartford Ultrashort Bond HLS Fund	September 23, 2020	September 25, 2020

Each Reorganization contemplates: (1) the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the close of business on the Reorganization Date; (2) the assumption by the corresponding Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the corresponding Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund will receive shares of the corresponding Acquiring Fund of the same class, and in equal value to, the shares of the Acquired Fund held by that shareholder as of the close of business on the Reorganization Date. Each Reorganization does not require shareholder approval.

Due to the Reorganizations, as of the close of business on the Closing Dates listed above, you will no longer be able to allocate new Premium Payments or make transfers to the Acquired Fund Sub-Accounts, including by way of program trades (identified below).

As a result of the Reorganizations, as of the close of business on the applicable Reorganization Date:

(i)	if any of your Contract Value is currently invested in one of the Acquired Fund Sub-Accounts, that Contract Value will be transferred into the corresponding Acquiring Fund Sub-Account;

(ii)
unless you direct us otherwise, if any portion of your future Premium Payments is allocated to one of the Acquired Fund Sub-Accounts, those future payments will automatically be allocated to the corresponding Acquiring Fund Sub-Account;

(iii)	any transaction that includes an allocation to one of the Acquired Fund Sub-Accounts will automatically be allocated to the corresponding Acquiring Fund Sub-Account;

(iv)
unless you direct us otherwise, if you are enrolled in any administrative program that includes transfers of Contract Value or allocation to one of the Acquired Fund Sub-Accounts (i.e., DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other program trades), your enrollment will automatically be updated to reflect the corresponding Acquiring Fund Sub-Account;

(v)
If you are currently invested in one of the investment models that includes one of the Acquired Fund Sub-Accounts, the model will be automatically updated to reflect the corresponding Acquiring Fund Sub-Account. The percentage allocation of the Acquired Fund Sub-Account will also be moved to the total allocation of the Acquiring Fund Sub-Account. For example, if your model allocated 5% to one of the Acquired Fund Sub-Accounts, that 5% will now be allocated to the corresponding Acquiring Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or invest in a different model, you may provide us with new instructions at any time.

(vi)	all references and information contained in the prospectus for your Contract related to any of the Acquired Funds are deleted and replaced with the corresponding Acquiring Fund.

Appendix A - Product Comparison Information corrections

In section II of Appendix A, the following investment options were inadvertently omitted from each of the tables. They are added under the heading "Fidelity Variable Insurance Products Funds" in each table:

Fundings Options	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fidelity® VIP Growth Portfolio - Class 2	Seeks to achieve capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Mid Cap Portfolio - Class 2	Seeks long-term growth of capital	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers

The Fidelity® Strategic Income Portfolio is deleted from each of the tables as it is not an available investment option.

This supplement should be retained with the prospectus for future reference.

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